HUSSMAN STRATEGIC MARKET CYCLE FUND

TICKER SYMBOL: HSGFX

HUSSMAN INVESTMENT TRUST
SUMMARY PROSPECTUS: NOVEMBER 1, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.hussmanfunds.com. You can also get this information at no cost by calling 1-800-HUSSMAN (1-800-487-7626) or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated November 1, 2026, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC MARKET CYCLE FUND (the “Fund”) seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.08%(1)
Total Annual Fund Operating Expenses	1.24%(2)
Less: Fee Waiver	(0.01%)
Total Annual Fund Operating Expenses After Waiver	1.23%(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.
(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because the operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2027, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 1.15% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2027 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. The Example also takes into account that the investment adviser’s contractual agreement to waive its investment advisory fees and/or to absorb or reimburse Fund expenses remains in effect only until November 1, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$392	$680	$1,499

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 410% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund will typically be fully invested in common stocks favored by Hussman Strategic Advisors, Inc., the Fund’s investment adviser, except for modest cash balances arising in connection with the Fund’s day-to-day operations and proceeds from options written by the Fund to hedge its equity investments. When market conditions are unfavorable in the view of the investment adviser, the Fund may use options and index futures, as well as other hedging strategies, to reduce the exposure of the Fund’s stock portfolio to the impact of general market fluctuations. When market conditions are favorable in the view of the investment adviser, the Fund may use options to increase its exposure to the impact of general market fluctuations.

In general, the stock selection approach of the investment adviser focuses on securities demonstrating favorable valuations and/or market action. The primary consideration used by the investment adviser in assessing a stock’s valuation is the relationship between its current market price and the present value of estimated expected future cash flows per share. Other valuation measures, such as the current dividend yield, and ratios of stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in an attempt to measure underlying value and the potential for long-term returns. Additional considerations include measures of financial stability such as variations in profit margins and balance sheet indicators. The analysis of market action includes measurements of price behavior and trading volume. The investment adviser believes that strength in these measures is often a reflection of improving business prospects and the potential for earnings surprises above consensus estimates, which can result in increases in stock prices. In the implementation of the Fund’s investment strategy, the Adviser attempts to use day-to-day market fluctuations opportunistically, often using short-term weakness to purchase securities highly ranked based on the Adviser’s investment discipline, and using short-term strength to sell lower-ranked holdings. While the resulting transactions are made in consideration of their expected impact on long-term after-tax returns, greater frequency of such opportunities, as viewed by the Adviser, may be associated with increased portfolio turnover.

The investment adviser believes that market return/risk characteristics differ significantly across varying market conditions. The investment strategy attempts to vary the Fund’s sensitivity to market fluctuations in response to measurable, observable market conditions as they change over time. The two most important dimensions considered by the investment adviser are “valuation” and “market action.” In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their current market prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment adviser evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different stock market performance in terms of return/risk. The investment adviser expects to intentionally “leverage” or increase the stock market exposure of the Fund in environments where the expected return from market risk is believed to be high, and may reduce or “hedge” the exposure of the Fund’s stock portfolio to the impact of general market fluctuations in environments where the expected return from market risk is believed to be unfavorable. The Fund’s strategy is focused on navigating investment environments over complete “market cycles” comprising periods of significantly advancing and declining stock prices and valuations.

Specific strategies for “leveraging” or increasing stock market exposure may include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The Fund’s equity market exposure through a combination of stock holdings and the notional value of options is not expected to exceed 150% of its net assets, with up to 100% of net assets representing unhedged equity positions. When the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate up to 1½ times as much as it would if the Fund had not leveraged its portfolio. The Fund may, at times, establish gross exposure in excess of net assets through a combination of equity positions and offsetting hedges, such as short index options or long index puts. This differs from unhedged leverage, in that the additional gross exposure is paired with hedge positions intended to mitigate market risk.

The principal strategies used for reducing or “hedging” market exposure include buying put options on individual stocks or stock indices, writing covered call options on stocks which the Fund owns or call options on stock indices, and establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio. The Fund may use these strategies to hedge up to 100% of the value of the stocks that it owns. However, the Fund may experience a loss even when the entire value of its stock portfolio is hedged if the returns of the stocks held by the Fund do not exceed the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund’s call and put options differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index.

To the extent the Fund establishes leveraged and hedged investment positions as part of its investment program, its investment performance may deviate significantly from the performance of major stock indices for substantial portions of a market cycle. When market conditions are favorable in the view of the investment adviser, the use of options to increase the Fund’s market exposure may amplify the sensitivity of the Fund’s returns to general market fluctuations for meaningful periods of time, and the Fund may experience a net loss of time-value on purchased options. When market conditions are unfavorable in the view of the investment adviser, the Fund may experience limited, zero, or possibly negative correlation with general market fluctuations for meaningful periods of time, and may experience a net loss of time-value on purchased options.

The choice of stock indices and instruments used for hedging is based on a consideration of the securities held in the Fund’s portfolio from time to time, and the availability and liquidity of futures, options and other instruments on such indices. The primary intent of the Fund’s hedging strategy is to reduce the impact of general market fluctuations when stock market conditions generally are viewed by the investment adviser as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include indices of U.S. stocks such as the S&P 500® Index.

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector may be affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investments in various business sectors generally will change over time, and a significant allocation to any particular sector does not represent an investment policy or investment strategy to invest in that sector.

There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $1 billion, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations, which involves different risks than larger capitalization investments.

Because the S&P 500® Index is perhaps the most widely recognized index of U.S. common stocks, as well as a widely used benchmark for growth-oriented investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund’s long-term investment performance. However, the Fund may invest in securities that are not included in the S&P 500® Index, and may vary its exposure to market fluctuations depending on the investment adviser’s view of market conditions. As a result, the Fund’s investment returns may differ from the performance of major stock market indices for meaningful periods of time.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for long-term investors.

Risks of Common Stocks

General stock market movements will affect the prices of the Fund’s common stock investments and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund.

The values of common stocks may fluctuate significantly, reflecting among other things, the business performance of the issuing company, political events, Federal Reserve policy decisions, or general economic conditions. The value of an individual stock may be impacted by conditions that are not specifically related to the particular company, such as investor perceptions of the company or its industry, a lack of confidence, or real or perceived adverse market or political conditions. Investor perceptions may be based on various unpredictable factors, including expectations regarding government, economic or fiscal policies, inflation, economic expansion and global or regional political or economic expectations. Local, regional or global events such as conflicts and war, acts of terrorism, government defaults or shutdowns, natural or environmental disasters, public health emergencies, recessions, trade disputes, tariffs, sanctions, retaliatory measures, or other economic, political or market developments, could also have a significant adverse impact on the Fund and the value of its investments.

The financial markets continue to experience periods of volatility driven by geopolitical tensions, evolving economic conditions, and fiscal uncertainties, including elevated government debt levels and budget negotiations. Inflation remains elevated in certain sectors, increasing concerns about slowing growth, and contributing to uncertainty about the pace, timing and ultimate trajectory of the Federal Reserve’s monetary policy. Trade policy developments, including expanded U.S. tariffs and the risk of retaliatory measures, have contributed to higher input costs, supply chain disruptions, and pressure on companies with export exposure or reliance on cross border inputs. Strategic competition between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, economic instability, and volatility in energy and commodity markets, present continuing challenges to economic stability. In addition, rapid technological and structural changes, including significant investments in artificial intelligence and automation, have contributed to market concentration and uncertainty about corporate earnings, labor market trends, and broader economic impacts. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based upon unknown weaknesses in the markets in which the Fund invests.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of securities in which the Fund invests and the ability of the investment adviser to classify prevailing market conditions with those historical instances having the greatest similarity. The investment adviser’s classification of prevailing market conditions may not account for every possible factor, and some factors may be deemed more significant than others. Because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of stock market conditions, the Fund’s investment return and share price may fluctuate or deviate from overall market returns to a greater degree than would be the case if it did not employ these strategies. The Fund’s investment program also depends upon the investment adviser’s use of hedging strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle, and there is no assurance that these strategies will be successful. The use of hedging strategies may adversely impact the investment performance of the Fund, particularly if the market advances despite market conditions that are unfavorable in the view of the investment adviser. For example, if the Fund has taken a defensive posture by hedging all or a portion of its positions to reduce the sensitivity of its portfolio to stock market fluctuations, and the market advances, the return to investors in the Fund will be lower than if the portfolio had maintained a larger exposure to the market. Alternatively, if the Fund has increased the sensitivity of its portfolio to stock market fluctuations, the Fund will experience a larger loss in the event of a market decline.

Market Capitalization and Sector Risks

The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than stock prices of larger companies. To the extent the Fund invests in larger companies, the Fund may be affected by the risk that large-cap companies may be unable to respond quickly to competitive challenges, changes in technology or other market developments, and may experience slower growth rates than smaller companies during certain market environments.

From time to time the Fund may maintain weightings in particular business sectors that deviate significantly from the sector weightings in broad-based market indices. If the Fund emphasizes investment in one or more particular business sectors, it will be more susceptible to financial, market or economic events generally affecting issuers and industries within those sectors than would be for funds that do not emphasize investment in particular sectors. Certain factors may affect a particular industry or industries, such as labor shortages, increased production costs, supply chain disruptions, or competitive conditions within an industry. This may increase the risk of loss associated with an investment in the Fund and the Fund’s share price volatility. As of June 30, 2026, the Fund had 26.3% of the value of its net assets invested in stocks within the Health Care sector. Companies in the Health Care sector may be adversely affected by government regulation, reimbursement policies, product approval requirements, patent expirations, litigation, and rapid technological or scientific developments.

Cash Equivalents

If the general stock market advances during a time when the Fund holds a large amount of cash equivalents, the Fund’s investment return might be lower than it would if it had invested a larger percentage of its assets in stocks. When the Fund invests in shares of money market mutual funds, the Fund bears its pro rata share of the fees and expenses of those funds, in addition to the Fund’s own fees and expenses. As of June 30, 2026, the Fund had approximately 44.4% of its net assets invested in shares of a single money market fund.

Hedging and Derivatives Risks

The Fund may hedge its investment exposure to stocks by purchasing put options on stock indices; by writing covered call options on stocks which the Fund owns; by writing call options on stock indices; or by establishing short futures positions or option combinations (such as simultaneously writing call options and purchasing put options) on one or more stock indices considered by the investment adviser to be correlated with the Fund’s portfolio of common stocks. To the extent the Fund hedges its investment positions as part of its investment program, the Fund may hold a significant amount of cash proceeds resulting from call options written, and its investment performance may deviate significantly from the performance of a passive investment portfolio of stocks for substantial portions of a market cycle. When market conditions are unfavorable in the view of the investment adviser and the Fund’s holdings are hedged, the Fund may not benefit from general advances in the stock market to the same extent as if the Fund was not hedged. The Fund may experience a loss even when the entire value of its stock portfolio is hedged if the returns of the stocks held by the Fund do not exceed the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund’s call and put options differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index.

Alternatively, if the Fund has leveraged a portion of the exposure of its portfolio in a climate that has historically been favorable for stocks and stock prices decline, the Fund may experience investment losses that are greater than if the Fund had not leveraged its exposure. When the Fund is in its most aggressive position, the share price of the Fund could be expected to fluctuate as much as 1½ times more than it would if the Fund had not leveraged its exposure to stocks. The Fund’s hedging strategy may also result in the investment performance of the Fund having limited correlation with the performance of the general stock market for meaningful periods of time, including periods of sustained advances in the stock market.

The derivatives used by the Fund are subject to specific risks. When the Fund hedges by purchasing put options on stock indices, the Fund may incur a net loss of time value on the purchased options. When the Fund hedges by writing covered call options on stocks which the Fund owns, the Fund may not benefit from price advances in those stocks to the same extent that it would if the Fund had not employed hedging. When the Fund hedges its portfolio using short stock index futures or option combinations (such as simultaneously writing stock index call options and purchasing stock index put options), the Fund may incur a loss even when its portfolio is hedged if the returns on its positions in stocks do not exceed the returns of the securities and financial instruments used to hedge. This is known as “tracking risk” (or alternatively, “basis risk”).

The Fund does not invest solely in the securities that are included in any index or invest in business sectors in the same proportion as such sectors may be represented in any index. For this reason, the hedging strategies used by the Fund do not eliminate market risk or provide complete protection against adverse changes in the prices of individual securities or securities within particular business sectors. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of the securities underlying the options are unchanged.

What has Been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years ended December 31, 2025 compare with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2026 is -4.39%.

During the periods shown in the bar chart, the highest return for a quarter was 13.11% during the quarter ended December 31, 2018 and the lowest return for a quarter was -6.82% during the quarter ended March 31, 2019.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Ten Years
Return Before Taxes	6.25%	0.44%	–2.23%
Return After Taxes on Distributions	5.26%	–0.17%	–2.62%
Return After Taxes on Distributions and Sale of Fund Shares	3.70%	0.19%	–1.72%
S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in July 2000.

Purchase and Sale of Fund Shares

Minimum Initial Investment – None

Minimum Subsequent Investment – None.

The Fund reserves the right to liquidate an account whose balance remains below $500 for a period of 12 months or more.

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246), by telephone (1-800-HUSSMAN), through the Fund’s website (www.hussmanfunds.com.), or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.